UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2011

HMS Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

New York	0-50194	11-3656261
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

401 Park Avenue South, New York, New York 10016

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (212) 725-7965

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

Effective September 1, 2011, Walter Hosp, Senior Vice President and Chief Financial Officer of HMS Holdings Corp. (the “Registrant”) was appointed Chief Administrative Officer of the Registrant.  Mr. Hosp will continue to serve as the Registrant’s Chief Financial Officer (Principal Financial Officer).

Walter D. Hosp, 53 has served as our Senior Vice President and Chief Financial Officer since July 2007.  Mr. Hosp has over 20 years of experience in senior financial executive positions for large publicly-traded healthcare companies. From August 2002 to July 2007, Mr. Hosp was Vice President & Treasurer of Medco Health Solutions, Inc. (MHS). Prior to MHS, Mr. Hosp served as Chief Financial Officer of Ciba Specialty Chemicals Corporation and President of their Business Support Center. Mr. Hosp also served as Vice President & Treasurer for CIBAGEIGY Corporation and Director of Treasury Operations for Avon Products, Inc. Mr. Hosp serves on the Board of Directors of the United Way of Westchester and Putnam.

The terms of Mr. Hosp’s employment were not amended in connection with this appointment.  There is no arrangement or understanding between Mr. Hosp and any other persons pursuant to which Mr. Hosp was appointed as the Registrant’s Chief Administrative Officer. There are no related person transactions involving Mr. Hosp that are reportable under Item 404(a) of Regulation S-K.  There are no family relationships between Mr. Hosp any director or executive officer of the Registrant.

Section 8 — Other Events

Item 8.01 Other Events

On September 6, 2011, the Registrant issued a press release announcing the following appointments within the office of the Chief Executive.  A copy of the press release is attached hereto and incorporated herein by reference.

•                  Sean Curtin to Chief Operations Officer, responsible for product operations and shared services

•                  Christina Dragonetti to Chief Development Officer, responsible for the Company’s strategic planning and research and development functions

•                  Walter Hosp to Chief Administrative Officer. In addition to his role as Chief Financial Officer, Hosp will provide executive direction over the Company’s General & Administrative functions.

•                  Maria Perrin to Chief Business Officer, responsible for sales and business development activities across all markets

Item 9.01 Financial Statements and Exhibits

Exhibit

99.1:  Press Release dated September 6, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 8, 2011

HMS HOLDINGS CORP.

	By:	/s/ Walter D. Hosp
Walter D. Hosp
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated September 6, 2011